American Century ETF Trust Prospectus and Summary Prospectus Supplement American Century® Quality Convertible Securities ETF American Century® Quality Preferred ETF
Supplement dated May 24, 2025 ■ Summary Prospectuses and Prospectuses dated January 1, 2025

Effective May 24, 2025, Will Enderle serves as portfolio manager for the funds.

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the funds.

The following replaces the Portfolio Managers section in the summary prospectus and the prospectus of each fund:
Portfolio Managers
Stephen Quance, Senior Vice President, CIO of Disciplined Equity and Head of Global Analytics, has been a member of the team that manages the fund since 2024.
Will Enderle, Portfolio Manager, has been a member of the team that manages the fund since its inception.

The following replaces the The Fund Management Team section in the prospectus of each fund:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, the ETF Portfolio Manager adjusts the portfolio for tax efficiency and other ETF-specific considerations.
The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Stephen Quance
Mr. Quance, Senior Vice President, CIO of Disciplined Equity and Head of Global Analytics, has been a member of the team that manages the fund since 2024. Prior to joining American Century, Mr. Quance was the Global Director of Factor Investing from 2019 to 2023. He has a bachelor of science in civil and environmental engineering from Rice University and an MBA from The University of Texas, McCombs School of Business.
Will Enderle (ETF Portfolio Manager)
Mr. Enderle, Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 2019 and served as a Portfolio Management Associate from 2019 to 2022, when he became an Associate Portfolio Manager. He became a Portfolio Manager in 2025. He has a bachelor’s degree in finance from Wake Forest University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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